SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                  FORM 8-K
                               CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  July 14, 1998





                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



        Delaware                1-5231                36-2361282
  (State of Incorporation) (Commission File No.)     (IRS Employer
                                                     Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60523
                               (630) 623-3000
          (Address and Phone Number of Principal Executive Offices)

  Item 7. Financial Statements, Pro Forma Financial Information and
  Exhibits
  -----------------------------------------------------------------

  (c)  Exhibits
       --------

       (99) Press Release dated July 14, 1998 -- McDonald's Announces Productivity Study Results

                                 SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION

                                (Registrant)



                                By:  /s/ Gloria Santona
                                     --------------------------------------
                                     Gloria Santona
                                     Vice President, Deputy General Counsel
                                     and Secretary